EXHIBIT 10(b)(b)

June 22, 2004


[Name of Executive Officer]
EMCOR Group, Inc.
301 Merritt Seven
Norwalk, CT  06851


Dear ___________:

     As of June 9, 2004, you held the following unvested options:

        Date of Grant              Number of Options          Exercise Price
       ---------------             -----------------          --------------
       January 2, 2003                   ______                   $54.73
       January 2, 2004                   ______                   $43.83

     Please be advised that on June 10, 2004, the Board of Directors of the Company agreed that the aforementioned options shall be vested as of that date. Accordingly, those options may be exercised at any time or from time to time, in whole or in part, from and after June 10, 2004 subject to any other terms with respect to the expiration or cancellation of such options contained in the Option Agreements between you and the Company evidencing the grants of such options.


                                             Very truly yours,

                                             EMCOR Group, Inc.


                                             by /s/ FRANK T. MACINNIS
                                                ---------------------
                                                Frank T. MacInnis